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                                                                 EXHIBIT 99.B19

                         STRONG SPECIAL FUND II, INC.
                                 (Registrant)


                              POWER OF ATTORNEY


      Each person whose signature appears below, constitutes and appoints John Dragisic, Thomas P. Lemke, Lawrence A. Totsky, Stephen J. Shenkenberg, and John
S. Weitzer, and each of them, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, for him and in his name, place, and stead, in any and all capacities, to sign this Registration Statement on Form N-1A, and any and all amendments thereto, and to file the same, with all exhibits, and any other documents in connection therewith, with the Securities and Exchange Commission and any other regulatory body granting unto said attorney-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes, as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

        NAME                          TITLE                       DATE
        ----                          -----                       ----
                       President (Principal Executive
                       Officer and acting Principal
                       Financial and Accounting Officer)
/s/ John Dragisic      and a Director                        April 24, 1997
----------------------
John Dragisic

/s/ Richard S. Strong  Chairman of the Board and a Director  April 24, 1997
-----------------------
Richard S. Strong


/s/ Marvin E. Nevins   Director                              April 24, 1997
-----------------------
Marvin E. Nevins


/s/ Willie D. Davis    Director                              April 24, 1997
-----------------------
Willie D. Davis


/s/ William F. Vogt    Director                              April 24, 1997
-----------------------
William F. Vogt


/s/ Stanley Kritzik    Director                              April 24, 1997
-----------------------
Stanley Kritzik